Supplement dated March 30, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Bond Fund	3/1/2017
Effective immediately, the list of portfolio managers in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus for the above-mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Adrian Hilton	Portfolio Manager and Head of Interest Rates and Currency	Lead manager	March 2017
Jim Cielinski	Managing Director and Global Head of Fixed Income	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above-mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Adrian Hilton	Portfolio Manager and Head of Interest Rates and Currency	Lead manager	March 2017
Jim Cielinski	Managing Director and Global Head of Fixed Income	Co-manager	2013
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2014
Mr. Hilton joined Threadneedle, a Participating Affiliate, in 2016 as a fixed income portfolio manager. Prior to joining Threadneedle, he spent eight years as a portfolio manager at Brevan Howard Asset Management. Mr. Hilton began his investment career in 2000 and earned a B.A. in History from the University of Birmingham (U.K.).
Mr. Cielinski joined one of the Columbia Management legacy firms or acquired business lines in 2010 as Head of Fixed Income. Prior to joining Columbia Management, Mr. Cielinski was Head of Global Credit – Investment Grade at Goldman Sachs. Mr. Cielinski began his investment career in 1983 and earned a B.S. in Finance from the University of Utah and an M.B.A. from New York University.
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. and an M.B.A. from the University of Minnesota, Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP153_10_008_(03/17)